SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1933

Date of Report (date of earliest event reported)
February 17, 2005

VASTERA, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-31589	54-1616513
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

45025 Aviation Drive, Suite 300
Dulles, Virginia 20166
(Address of principal executive offices)

(703) 661-9006
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. Results of Operations and Financial Condition.

(a)                                  On February 17, 2005, Vastera, Inc. (“Vastera” or the “Company”) issued a press release announcing its financial results for the year ended December 31, 2005 and presenting certain other information.  The press release, which has been attached to this Form 8-K as Exhibit 99.1, is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.  The press release discloses certain financial measures, such as pro forma earnings (loss) and EBITDA, as adjusted, that are considered non-GAAP financial measures in certain circumstances.

ITEM 9.01. Financial Statements and Exhibits.

(c)                                  Exhibits.

99.1                           Press release dated February 17, 2005 issued by Vastera, Inc.

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 17, 2005
VASTERA, INC.

	By:	/s/ Timothy A. Davenport
Timothy A. Davenport
President and Chief Executive Officer

Exhibit Index

Exhibit Index	Description

99.1	Press release dated February 17, 2005 issued by Vastera, Inc.